                                                                   EXHIBIT 10.29

                         REDACTED FOR CONFIDENTIALITY



                              FIXED PRICE CONTRACT

                                    BETWEEN

                       HUGHES COMMUNICATIONS GALAXY, INC.

                                      AND

                     HUGHES SPACE & COMMUNICATIONS COMPANY

                                      FOR

                                GALAXY X HS601HP

                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION



                            CONTRACT NO. 96-HCG-001




 Executed Copy 3/20/97                                             HCG  /s/ HEM
       Galaxy X                                                        ---------
HUGHES PROPRIETARY DATA                                            HSC  /s/ GWC
-----------------------                                                ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                  PAGE
ARTICLE 1.        EXHIBITS AND INCORPORATIONS....................................   2
ARTICLE 2.        ORDER OF PRECEDENCE............................................   3
ARTICLE 3.        SPACECRAFT, DOCUMENTATION AND RELATED SERVICES.................   4
ARTICLE 4.        DELIVERABLES AND SCHEDULE......................................   6
ARTICLE 5.        PRICE..........................................................   7
ARTICLE 6.        PAYMENTS.......................................................   8
ARTICLE 7.        SPACECRAFT LAUNCH DATE.........................................  12
ARTICLE 8.        BUYER-FURNISHED ITEMS..........................................  14
ARTICLE 9.        INSPECTION AND ACCEPTANCE......................................  17
ARTICLE 10.       ACCESS TO WORK IN PROCESS......................................  18
ARTICLE 11.       TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY...............  19
ARTICLE 12.       EXCUSABLE DELAYS...............................................  21
ARTICLE 13.       AMENDMENTS.....................................................  22
ARTICLE 14.       TITLE AND RISK OF LOSS.........................................  23
ARTICLE 15.       SPACECRAFT WARRANTY............................................  26
ARTICLE 16.       INDEMNIFICATION................................................  28
ARTICLE 17.       SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE.....  29
ARTICLE 18.       PATENT/COPYRIGHT INDEMNITY.....................................  30
ARTICLE 19.       RIGHTS IN INVENTIONS...........................................  32
ARTICLE 20.       INTELLECTUAL PROPERTY RIGHTS...................................  34
ARTICLE 21.       FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE.............  35
ARTICLE 22.       PUBLIC RELEASE OF INFORMATION..................................  37

 Executed Copy 3/20/97                                             HCG  /s/ HEM
       Galaxy X                                                        ---------
HUGHES PROPRIETARY DATA                                            HSC  /s/ GWC
-----------------------                                                ---------

                                      (i)

                              HUGHES PROPRIETARY DATA
                              -----------------------


THIS CONTRACT is entered into on the 20th day of March, 1997, by and between HUGHES COMMUNICATIONS GALAXY, INC. (herein called "Buyer" or "HCG"), a California corporation having a place of business at 1500 Hughes Way, Long Beach, California 90810 and HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor," "Seller" or "HSC"), a Delaware corporation having a place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245.

                                  WITNESSETH:

     WHEREAS, HCG desires to purchase, and Contractor desires to provide communications Spacecraft, Documentation, and Related Services as hereinafter specified, and the Parties desire to define the terms and conditions under which the same shall be furnished,

     NOW, THEREFORE, the Parties hereto agree as follows:

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                                                                       ---------

                              HUGHES PROPRIETARY DATA
                              -----------------------

ARTICLE 1.     EXHIBITS AND INCORPORATIONS

     The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

     1.1   Exhibit A - Galaxy X Statement of Work - dated May 21, 1996.

     1.2   Exhibit B - Galaxy X Spacecraft Specification - dated July 19, 1996.

     1.3   Exhibit C - Galaxy X Spacecraft Integration Test Plan - dated September 24, 1996.

     1.4   Exhibit D - Galaxy X Product Assurance Plan - dated June 24, 1996.

     1.5   Exhibit E - Certain Documentation - dated March 5, 1997.


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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 2.   ORDER OF PRECEDENCE

     In the event of any conflict or inconsistency among the provisions of this document and the exhibits attached and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to this document, and then to the attached and incorporated exhibits in the order listed in Article 1 herein, entitled "Exhibits and Incorporations."

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission



                              HUGHES PROPRIETARY DATA
                              -----------------------


ARTICLE 3.  SPACECRAFT, DOCUMENTATION AND RELATED SERVICES ("DELIVERABLES")

     HCG shall purchase from Contractor and Contractor shall sell and furnish the following:

     3.1 Contractor shall provide the necessary personnel, material, services and facilities to design, fabricate, test and deliver as required and perform work in accordance with the requirements of Exhibits A, B, C and D hereto, one (1) HS601HP type satellite for Galaxy Flight X (hereinafter referred to as "Spacecraft" Documentation and Related Services (as defined in Article 4).

     3.2 All materials and services specified in Exhibit A, entitled "Galaxy X Statement of Work," shall meet the requirements of Exhibit B, entitled "Galaxy X Spacecraft Specification."

     3.3  If Contractor has not made delivery *********************************
          *********************************************************************
          or if prior to the Launch Date, *************************************
          ************************************************************* Buyer at
          its election may:

          (a)   ***********************************************************
                ***********************************************************
                ***********************************************************
                ***********************************************************
                ***********************************************************
                ***********************************************************

          (b)   ***********************************************************
                ***********************************************************
                ***********************************************************
                ***********************************************************

                                                                   HCG  /s/ HEM
Galaxy X Acquisition Agreement                                         ---------
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission



                              HUGHES PROPRIETARY DATA
                              -----------------------

          Any such election shall be made by Buyer in writing. In either case
          (a) or (b) above ***************************************************
          ********************************************************************
          ********************************************************************
          ********************************************************************

     3.4  ********************************************************************
          ********************************************** in accordance with: (i)
          current directives and instructions in the Hughes Spacecraft Operators Handbook, utilized at either Buyer's Operations Control Center (OCC) or Contractor's Mission Control Center (MCC); and (ii) any other Documentation utilized, including that Documentation which takes into consideration the unique or special characteristics of the contracted Spacecraft. *********************************************************
          *********************************************************************
          ********************* Contractor has responsibility and liability for the Mission Control Center. Buyer has responsibility and liability for the Operations Control Center and its associated ground station(s).

     3.5 The Spacecraft, Documentation and Related Services described above shall be delivered to HCG at the indicated locations on the dates set forth in Article 4 entitled, "Deliverables and Schedule" herein.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 4.     DELIVERABLES AND SCHEDULE


   4.1 The following deliverables to be furnished under this Contract shall be furnished on or before the dates specified below:

--------------------------------------------------------------------------------------
                               DATE OF DELIVERY                 DELIVERY OR
DELIVERABLE(S)                  OR PERFORMANCE               PERFORMANCE PLACE
-------------------------------------------------------------------------------------
1. One Spacecraft              One month prior to           Cape Canaveral Air
   ("Spacecraft")              Launch*                      Station, Florida
-------------------------------------------------------------------------------------

2. Launch Support,             In Accordance with         . Cape Canaveral, Florida
   Mission Operations and      Exhibit A                  . Filmore, California
   In-Orbit Testing                                       . Castle Rock, Colorado
   ("Related Services")                                   . El Segundo, California
-------------------------------------------------------------------------------------

3. Documentation                In Accordance with          1500 Hughes Way
  ("Documentation")             Exhibit A                   Long Beach, California
-------------------------------------------------------------------------------------

* Launch Period is 01 April - 30 June 1998

4.2 The Contractor will arrange transportation required for Items 1, 2 and 3 above.

4.3 Contractor shall be responsible for obtaining and maintaining all U.S. Government export licenses or authorizations required for the performance of this Contract.

                                                                   HCG  /s/ HEM
Galaxy X Acquisition Agreement                                         ---------
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission

                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 5.     PRICE

     5.1 The total price (the "Contract Price") for Contractor to provide the Spacecraft, Documentation and Related Services as defined in Article 3 herein is *************************************. This price shall be paid in accordance with Paragraph 6.2 of Article 6 entitled "Payments." However, ********************************* of this
          Contract Price shall be at risk ("Risk Sum") in accordance with Paragraph 5.2 below.

     5.2  In the event that:

          (i)   the Launch Date ("Risk Date"), as defined in Paragraph 7.1.2 of
                Article 7, is delayed due primarily to the fault of the Contractor by its actions or inactions (and not the Launch Vehicle Provider and/or HCG);

          (ii) such actions or inactions of the Contractor cause an actual delay in the launch of the Spacecraft; and

          (iii) the delay is not excusable in accordance with Article 12 of this Contract;

          then *************************************************************
          *****************************************************************
          **********************************************. The applicability of this Paragraph 5.2 shall be determined no earlier than twenty-four hours after the Risk Date. The Buyer shall be required to pay the Risk Sum for a Satellite which is timely delivered for purposes of storage unless such storage is required due to any delay described in the first sentence of this Paragraph 5.2; provided, however, that if Buyer directs that the Spacecraft be delivered into storage for Buyer's convenience, then the Risk Date shall be extended to a revised date established by the Parties. In the event of any delay described in the first sentence of this Paragraph 5.2, then Buyer's rights and remedies in Article 11 and Article 5 shall both apply.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

     5.3 "Risk Sum Payment Date" shall mean the date that is the later to occur of: (i) the Risk Date plus thirty (30) days; or (ii) if applicable, the date that Contractor is notified under Paragraph 3.3 that it may turn operation of the Spacecraft over to Buyer.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 6.     PAYMENTS

     6.1 Pursuant to the terms set forth in this Article 6, and subject to HCG's rights, defenses and remedies as expressly stated in this Agreement, HCG shall pay to Contractor the Contract Price as stated in
          Article 5 herein for the Spacecraft, Documentation, and Related Services under this Contract.

     6.2 Invoices shall be prepared and submitted by Contractor in a form reasonably acceptable to Buyer. Payments to Contractor shall be made in accordance with the payment plan specified in subparagraph 6.3 below:

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

6.3  Payment Plan: March 96 - April 98
     ---------------------------------

                                   TABLE 6.3
                                   ---------

                           GALAXY 10 - PAYMENT PLAN
                           ------------------------
                 ----------------------------------------------
                                    AMOUNT        CUMULATIVE
                   MONTH              $M           AMOUNT $M

                 ----------------------------------------------
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************
                 **********************************************

     1.   *****************************************************************
          *****************************************************************
          *****************************************************************
          *****************************************************************
          *****************************************************************
          *****************************************************************

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

     2  *********************************************************************

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


     6.4  Payment Schedule Revision: The payment plan established in Paragraph
          -------------------------
          6.3 above is based upon an April 1998 launch date. If the launch date established in accordance with Article 7, Paragraph 7.1.2 is later than April 1998, the payment plan in Paragraph 6.3 of this Article shall be revised by mutual agreement of the Parties to reflect the established Launch Date.

     6.5 HSC shall not be obligated to deliver the Spacecraft to the Launch Site if there are any outstanding Delinquent Payments owed by HCG to HSC under this contract one month prior to shipment of the Spacecraft from the HSC facility. "Delinquent Payments" are defined as those payments not received by HSC within thirty (30) days of the dates due as defined in Paragraph 6.5.2 below. Once HCG has paid HSC for any "Delinquent Payments" and any interest accrued in accordance with Paragraph 6.7 below, HSC shall use its reasonable best efforts to ship the Spacecraft to the Launch Site so as to enable launch on the scheduled Launch Date and in any event to make shipment as soon as practicable and no later than sixteen (16) weeks after payment by HCG of such Delinquent Payments. HCG will be responsible for and will pay to HSC any reasonable costs and *** profit on such costs that HSC may incur as a result of a delay in delivery due to HCG's Delinquent Payments. Notwithstanding the foregoing, this Section 6.5 shall not relieve Contractor of its obligation to deliver the Spacecraft, and no "Delinquent Payment" shall be deemed to have occurred, due to any non-payment by HCG on account of an alleged breach by Contractor or other dispute as to such payment. In such event, HCG shall, within thirty
          (30) days of the date such payment is due, pay the full amount of such payment into an interest-bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 32, the Party entitled to the amount in escrow shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of such amount.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


     6.6  Invoice

          6.6.1 Invoices submitted to HCG for payment shall contain a cross-reference to the Contract number and the date specified in the Paragraph 6.3 Payment Plan. Contractor shall submit one (1) original invoice in each instance to:

                 Hughes Communications Galaxy, Inc.
                 P.O. Box 9712
                 Bldg. A01/4B462
                 Los Angeles, CA 90810-9928
                 Fax: (310) 525-5140
                 Attention: Accounts Payable - Tony Walden

          6.6.2 Invoice amounts, as specified in Paragraph 6.3, provide for billings to be submitted by the 15th day of each month and shall be paid by HCG within thirty (30) days upon receipt of the invoice by HCG.

     6.7  Late Payments

          In the event of a failure by the Buyer or the Contractor to make a payment required pursuant to this Contract, the delinquent Party shall pay interest at the rate of *************************** on the overdue amount for the number of days that the payment is overdue, commencing on the date payment is due and terminating on the date the overdue amount is paid in full. Notwithstanding the foregoing, this Section
          6.7 shall not apply to any payment made into escrow in accordance with
          Section 28.4.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 7.  SPACECRAFT LAUNCH DATE

     7.1 This Contract is written on the basis that one (1) Spacecraft supplied hereunder will be Launched on an Delta III launch vehicle within the Launch Period set forth below and within which a slot, date and window shall be established in accordance with Paragraphs 7.1.1, 7.1.2, and
          7.1.3 below:


          Spacecraft          Launch Vehicle            Launch Period
          ----------          --------------            -------------
          Galaxy X              Delta III               01 April-30 June 1998
                                                        (inclusive)

          7.1.1  Launch Slot Definition. A thirty (30) day period of time within
                 ----------------------
                 a Launch Period during which the Launch will occur. The Launch Slot within the Launch Period shall be established by the Parties not later than one (1) year prior to the first day of the applicable Launch Period and once established, shall become an express term of this Contract.

          7.1.2  Launch Date ("Risk Date") Defined. The calendar date within the
                 ---------------------------------
                 Launch Slot during which a Launch will occur. The Launch Date within the Launch Slot shall be established by the Parties no later than six (6) months prior to the first day of the applicable Launch Slot and once established, shall become an express term of this Contract.

          7.1.3  Launch Window Definition. A daily period of time within the
                 ------------------------
                 Launch Date during which the Launch can occur and meet mission requirements. The Launch Window shall be established by the Parties no later than forty five (45) days prior to the Launch Date and once established, shall become an express term of this Contract.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

     7.2 The Contract Price set forth in Paragraph 5.1 includes Contractor furnished launch support services, post launch support services, in-orbit test support services, and post title transfer monitoring and command of the Spacecraft if Buyer invokes the remedial provisions of
          Article 3, Paragraph 3.3. The Contract Price set forth in Paragraph
          5.1 assumes the launch of the Spacecraft on a Delta III launch vehicle within thirty (30) calendar days after delivery of the Spacecraft to the Launch Site.

     7.3 No less than sixteen (16) weeks prior to the launch date, Buyer shall order Contractor by notice in writing to commence launch campaign preparations including, but not limited to, reserving ground and air or marine transportation for hardware shipment to the Launch Site, installing necessary communications links to the Launch Site, etc.

     7.4 If the Spacecraft launch date defined in Paragraph 7.1 is postponed for any reason other than the sole fault of Contractor, excluding any postponement due to an Excusable Delay as defined in Article 12, the Parties shall negotiate in good faith to determine an equitable adjustment to the price and affected terms of this Contract, if any. If the cost of supplies or materials made obsolete or excess as a result of a such postponement is included in the equitable adjustment, HCG shall have the right to prescribe the manner of disposition of such supplies or materials. Costs included in the equitable adjustment shall include but not be limited to: support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of *********************.

     7.5 Notwithstanding the foregoing, if the Spacecraft Launch Date defined in Paragraph 7.1 is postponed by either Party due to an Excusable Delay, as defined in Paragraph 12.1 herein, the terms of Article 12 herein shall govern such postponement.

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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 8.     BUYER-FURNISHED ITEMS

     8.1 The following facilities, equipment, and services shall be furnished by HCG at no cost to Contractor, in a timely manner, so as to enable Contractor to perform the work herein in accordance with the Spacecraft Launch Dates as described in Article 7 of this Contract.


          1) Facilities (buildings, power, phones and data lines) and enumerated services: (i) transportation of the Spacecraft and related test equipment within the launch site and between the launch processing facility and the launch site (ii) storage of the Spacecraft and related test equipment for all force majeure events and/or launch vehicle delays (iii) fueling (iv) photographs and
              (v) interface hardware at the Launch Site.

          2) Reservation and procurement of the launch services and associated services.

          Contractor will provide preliminary requirements of Item 1 above to Buyer no later than 6 months after EDC to assist Buyer's compliance with this Article. Prior to Buyer's execution of a Launch Services Contract with the Launch Services provider, Contractor will be allowed to review the list of basic and optional service which Buyer shall procure.

          In the event that the Buyer-Furnished Items set forth above are not suitable for the intended purpose or are not provided in a timely manner, excluding any excusable delay as defined in Article 12 herein, then HCG shall be liable to Contractor for all applicable costs which shall include but not be limited to; procurement or rental of suitable substitutes for such Buyer Furnished Items at no higher than market prices; with title and possession of all such procured items reverting to Buyer after Contractor's use under this Agreement; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of
          ************************************.

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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

     8.2 Contractor shall maintain a system to ensure the adequate control and protection of HCG's Property. For the purposes of this Article, HCG Property shall be defined as any item which HCG provides to the Contractor or directs Contractor to maintain in storage or an inventory account under this Contract. Upon receipt of notification from HCG, the Contractor shall complete and return within fifteen (15) working days a Property System Certification describing the system that will be used to control HCG's Property. Additionally, HCG's representative may, at its option and at no additional cost to HCG, conduct surveillance at a reasonable time of the Contractor's Property Control System as HCG deems necessary to assure compliance with the terms and conditions of this Article.

     8.3 Contractor shall, commencing with its receipt and during its custody or the use of any HCG's Property, accomplish the following:

          A. Establish and maintain inventory records and make such records available for review upon HCG's request;

          B. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

          C. Perform periodic inspection to assure adequacy of storage conditions; and

          D. Ensure that HCG's Property is used only for performing this Contract, unless otherwise provided in this Article or approved by the cognizant contracting officer.

     8.4 Contractor shall not modify, add-on, or replace any HCG Property without HCG's prior written authorization. Contractor shall immediately report to HCG's contract representative the loss of any HCG Property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Contractor shall determine and report the probable cause and necessity for withholding such property from use.

     8.5 Upon termination or completion of this Contract, and upon request by HCG, the Contractor shall perform a physical inventory, adequate for

                                                                   HCG  /s/ HEM
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

          accountability and disposition purposes, of all HCG's Property applicable to such terminated or completed agreement and shall cause its subcontractors and suppliers at every tier to do likewise.

                                                                   HCG  /s/ HEM
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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 9.  INSPECTION AND ACCEPTANCE

     9.1 Inspection of all Hardware, documentation and Contractor's services provided hereunder shall take place in accordance with the terms of
          Article 10, entitled "Access to Work in Process," herein.

     9.2 Preliminary Acceptance of the Spacecraft shall occur when all in-plant tests required to be performed by Contractor for the Hardware have been completed and the Contractor has demonstrated at the pre-ship review that the Hardware meets the requirements of Exhibit B and D, at which time HCG shall accept the Hardware on a Preliminary basis in writing within five (5) business days subject to completion of Launch Site tests specified in Exhibit C, Galaxy X Spacecraft Integration Test Plan. If the Hardware is unacceptable, Contractor shall promptly and at its expense, rectify the unsatisfactory Hardware and resubmit the Hardware for acceptance by HCG as provided above. In either case, the Hardware shall be deemed accepted upon failure of HCG to notify Contractor in writing within the above five (5) business days that it is accepted, rejected or that in HCG's opinion further corrective action must be taken by the Contractor.

     9.3 Final Acceptance of the Spacecraft shall occur upon the earliest of i) the completion of In-orbit Testing in accordance with Exhibit A, ii) fifty (50) days after Intentional Ignition (as defined in Article 15, Paragraph 15.2 of this Contract) or iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Hughes Communications Galaxy Launch Insurance Contract or successor contract), which occurs at or after Intentional Ignition. HCG shall have access to Launch Site test results during the launch campaign in accordance with the provisions of Article 10, Paragraph 10.1 "Access to Work in Process."

     9.4 With respect to deliverable Hardware which HCG orders Contractor to store, the Hardware shall be stored at a location to be negotiated and Final Acceptance shall occur at the end of the ************ warranty period as set forth in Article 15 herein, entitled "Spacecraft Warranty," or such other event mutually agreed upon between the Parties.

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 10.    ACCESS TO WORK IN PROCESS

     10.1 Contractor shall afford HCG access to work in progress being performed at Contractor's plants and at the Launch Site pursuant to this Contract, including technical data, documentation, and hardware, at reasonable times during the period of Contract performance, provided such access does not unreasonably interfere with such work or require the disclosure of Contractor's proprietary information to third Parties and subject to (i) HSC's Security Procedures and (ii) U.S. or Foreign Government Regulations.

     10.2 To the extent that the Contractor's major subcontracts permit, Contractor shall afford HCG access to work being performed pursuant to this Contract in subcontractor's plants in the company of Contractor's representatives.

          Contractor shall exert reasonable effort in subcontracting to obtain permission for HCG access to those major subcontractors' plants. Major subcontracts are defined as those subcontracts in excess of
          *********************************************.

    10.3 HCG shall have the right to witness on a non-interference basis all system and subsystem tests scheduled by Contractor in connection with the performance of work under this Contract. If the system or subsystem tests are performed by a subcontractor of HSC, HSC shall take all reasonable steps to secure HCG's access to the subcontractor's facility or facilities. HCG's right to witness testing shall be on a non-interference basis with the subcontractor's activities and subject to (i) any subcontractor security procedures and (ii) U.S. or Foreign Government Regulations.

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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 11.    TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY

     11.1 Subject to provisions of Article 3 entitled "Spacecraft, Documentation and Related Services," Article 5 entitled "Price" and Article 12 entitled "Excusable Delays," Buyer may issue a written notice of default to Contractor if: (i) Contractor fails
          ************************************************
          *************************************************** as confirmed in writing by the Contractor's and Buyer's Senior Executives and such failure may result in a delay in delivery of more than ****** or (ii) the delivery of the Spacecraft or Contractor's performance of any material obligation under the Contract has been delayed due to the primary fault of the Contractor for more than****************************. Subsequent to the issuance of said notice, the Buyer may terminate this Contract and thereafter elect remedies as identified in Paragraph 11.2 below.

     11.2 If Buyer terminates this Contract, in whole or in part, as provided in Paragraph 11.1 herein, Buyer, at its sole option, shall either: (i) take title to all deliverable hardware, all hardware in process which ultimately would have been deliverable by Contractor and all drawings and data produced by Contractor, the cost of which has been charged or becomes chargeable to any work terminated plus all reasonable reprocurement costs up to a maximum amount of: (a) ********************************************* in the event of a termination of this Contract solely with respect to Documentation and/or Related Services or (b) ******************************** with respect to a termination of the entire Contract or a termination with respect to the Spacecraft; or (ii) receive a refund of all payments submitted to Contractor by the Buyer for performance of this Contract for the portion terminated by Buyer, and Contractor shall retain title and possession to all terminated Hardware which ultimately would have been deliverable by Contractor. Contractor shall continue the performance of this Contract to the extent not terminated under the provisions of this Article.

     11.3 Notwithstanding the other provisions of this Article, there will be no

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

          termination for default after Intentional Ignition of the Launch Vehicle.

     11.4 If, after termination of this Contract under the provisions of this Article, it is determined for any reason that Contractor was not in default under the provisions of this Article, or that the default was excusable under the provision of Article 12 entitled "Excusable Delays," then the Contractor shall be entitled to be paid for its actual reasonable costs plus *** profit, less amounts previously paid by the Buyer and upon making payment in full, the Buyer shall take title to all tangible work in process inventories generated under the Contract. For purposes of this Paragraph 11.4, Contractor's "actual reasonable costs" shall mean all costs expended by Contractor for all work done under this Contract up to the date of termination, settlements with subcontractors for work performed prior to termination, and Contractor's reasonable costs related to termination which would otherwise not have been incurred.

     11.5 Except as otherwise provided in the Contract, the rights and remedies of the Parties provided in this Article shall be in lieu of any other rights and remedies provided by law or in equity in the event Contractor or Buyer fails to meet its obligations under this Contract. Buyer shall have no other rights or remedies for late delivery of the Spacecraft, Documentation and Related Services under this Contract except for those rights and remedies expressly provided for in this Contract.

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                                                                       ---------

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 12.  EXCUSABLE DELAYS

     12.1 If either Party or a subcontractor of either Party is delayed by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond their control or does not arise from the acts or omissions of either Party or its respective subcontractors, said delay shall constitute an excusable delay ("Force Majeure Events"). In the event of an excusable delay, there shall be an equitable adjustment to the time of delivery and/or performance stated in this Contract. The affected Party shall give notice in writing to the other Party within 10 working days that an excusable delay condition exists after learning of such delay. Such notification shall include the cause of the excusable delay, the expected length of the excusable delay, and alternate plans to mitigate the effect of the excusable delay.

     12.2 If the affected Party, as defined in Paragraph 12.1 above, requests or experiences, on a cumulative basis, excusable delay(s) greater than ********** days, the Parties shall enter into good faith negotiations to develop a mutual course of action and/or an equitable adjustment to the affected terms of this Agreement.

     12.3 Notwithstanding the foregoing, if the Launch Date defined in Paragraph
          7.1 herein is delayed due to a Force Majeure event affecting either Party or a subcontractor thereof at any point in time after the shipment of the Spacecraft to the Launch Site has occurred, HCG shall reimburse Contractor for all reasonable expenses incurred as a result, including without limitation expenses for: support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site.

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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 13.    AMENDMENTS

     The terms and provisions of this Contract shall not be amended or modified without specific written provision to that effect, signed by the Authorized Representative(s) of both Parties. These Authorized Representative(s) are identified in Article 26, "Notices and Authorized Representative(s)." No oral statement of any person shall in any manner or degree modify or otherwise affect the terms and provisions of this Contract.

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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 14.    TITLE AND RISK OF LOSS

     14.1 Title and risk of loss or damage in respect of all items to be delivered under this Contract shall pass from Contractor to HCG as follows:

          14.1.1 Risk of loss of the Spacecraft and title shall pass from Contractor to HCG upon the earliest of: (i) the completion of In-orbit Testing in accordance with Exhibit A, (ii) fifty (50) days after Intentional Ignition (as defined in Article 15, Paragraph 15.2 of this contract) or (iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Hughes Communications Galaxy Launch Insurance Contract or successor contract) which occurs at or after Intentional Ignition.

          14.1.2 In respect to a Spacecraft which HCG directs Contractor to store, title and risk of loss shall remain with the Contractor until Final Acceptance as specified in Article 9.4 herein.

          14.1.3 Notwithstanding Paragraph 14.1.2 above, upon removal of the Spacecraft from storage, the Contractor shall not assume risk of loss relative to a Battery which HCG directs Contractor to replace after the five-year storage period which disqualifies the battery for a 12-year mission. In that event, Article 29 herein entitled "Effects of Storage on Batteries," shall apply.

          14.1.4 "Risk of Loss" for purposes of this Article 14 is limited to the responsibility and liability for a Partial Failure, Total Failure or Total Constructive Failure (as each such term is as defined in the applicable Hughes Communications Galaxy Launch Insurance Contract or successor contract). Responsibility and liability for the Spacecraft prior to intentional ignition is with the Contractor.

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

                            HUGHES PROPRIETARY DATA
                            -----------------------

     14.2 In the event of damage to or destruction of Hardware when Contractor shall have risk of loss, Contractor shall repair or replace (at Contractor's option) said Hardware. The Buyer shall participate in the decision to repair or replace said Hardware and the provisions of
          Article 15 shall apply.

     14.3 Insurance Provided By Contractor. The Contractor shall, at its own
          --------------------------------
          expense, provide and maintain the following insurance:

          14.3.1 "All Risk" Insurance
                 --------------------

                 (i) The Policy for "All Risks" insurance shall insure the Contractor and name Buyer as additional insured and Loss Payee as their interest may appear.

                 (ii) The insurance shall cover the Spacecraft while in or about the Contractor's and subcontractors' plants, while at other premises which may be used or operated by the Contractor for construction or storage purposes, while in transit, or while at the Designated Launch Site until Intentional Ignition, or while Spacecraft is stored by the Contractor at HCG's direction until Final Acceptance as specified in Article 9.4.

                 (iii) Such insurance shall be sufficient to cover the full replacement value or selling price of the Spacecraft and may be issued with deductibles, for which losses shall be borne by the Contractor.

                 (iv) This "All Risk" insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at intentional ignition.

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

                            HUGHES PROPRIETARY DATA
                            -----------------------

          14.3.2    Third Party Liability Insurance
                    -------------------------------

                    (i) The Policy(s) for Third Party Liability insurance shall be written on forms the Buyer may review and shall include Buyer as additional insured.

                    (ii) This Third Party Liability insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at intentional ignition.

                    (iii) The Policy(s) may be issued with deductibles, for which losses shall be borne by the Contractor.

     14.4 General Insurance Requirements
          ------------------------------

                    (i) The Contractor shall, upon request, provide to the Buyer certificates of the Insurance Policy(s) issued by an agent of the Contractor's Insurer(s) for coverage which the Contractor is required to provide pursuant to the provisions of these Articles.

                    (ii) All Policies of insurance to be provided and maintained pursuant to these Articles shall require the insurer(s) or its authorized agent(s) to give each insured not less than thirty (30) days prior written notice in the event of cancellation or any proposed material change in such policies, except for ten (10) days prior written notice in the event of cancellation due to non-payment of premium.

                    (iii) The Contractor may also acquire and maintain, at its own expense, other insurance for amounts and perils, and upon such terms, conditions and deductibles as it may deem advisable or necessary to cover any loss or damage to persons or property that may occur as a result of the performance of this Contract.

                                                                   HCG  /s/ HEM
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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 15.  SPACECRAFT WARRANTY

     15.1 Contractor warrants that the Spacecraft, upon successful completion of Spacecraft in plant Tests pursuant to Article 9 herein, shall be free from any defects in material or workmanship and shall conform to the applicable specifications and drawings, as evidenced by the acceptance criteria in Exhibits A-D herein.

     15.2 This warranty shall start from the date of Preliminary Acceptance of a Spacecraft as stated in Article 9 herein, entitled "Inspection and Acceptance," and continue for a period of ************************ or until the Intentional Ignition (defined herein as the "Intentional Ignition of any rocket motor on the first stage of the launch vehicle") of the applicable launch vehicle, whichever is earlier. ***
          *********************************************************************
          *********************************************************************
          *********************************************************************
          ******************* ("Warranty Time Period"). Contractor shall not be liable in Contract or in Tort for any incidental, special, contingent, or consequential damages.

     15.3 HCG shall have the right at any time during the Warranty Time Period to reject any goods not conforming to this warranty and require that Contractor, at its expense, correct or replace (at Contractor's option) such goods with conforming goods. If any time during the Warranty Time Period Contractor fails to correct or replace such defective goods and fails to initiate reasonable efforts to correct or replace such defective goods within a reasonable period after written notification and authorization from HCG, HCG may then, by contract or otherwise, correct or replace such defective goods and equitably adjust the price.

     15.4 Except as otherwise expressly agreed upon in this Contract, Contractor shall have no liability, or responsibility in Contract or in Tort with respect to a Spacecraft after Intentional Ignition (as defined in Paragraph 15.2) of the launch vehicle.

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

     15.5 THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY AND THE REMEDY PROVIDED HEREIN IS THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO FURNISH A SATELLITE THAT IS FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPH 15.1 ABOVE. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED. CONTRACTOR AND ITS SUBCONTRACTORS SHALL HAVE NO LIABILITY IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE) OR IN ANY OTHER MANNER WHATSOEVER FOR THE SATELLITE AFTER INTENTIONAL IGNITION OTHER THAN AS EXPRESSLY PROVIDED IN THIS CONTRACT.

     15.6 Any limitations on warranties, liability or requests for indemnification from liability for the malfunction of delivered items which are imposed upon the Contractor by its various equipment suppliers shall be passed on directly to Buyer provided, however, nothing therein shall decrease or invalidate the rights of the Buyer during, or the length of, the Warranty Time Period as stated in this Article.

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

                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 16.    INDEMNIFICATION

     16.1 Each Party shall indemnify and hold the other and/or all its officers, agents, servants, subsidiaries, affiliates, parent companies and employees, or any of them, harmless from any liability or expense in connection herewith on account of damage to property (excepting other Spacecraft in flight) and injuries, including death, to all persons including but not limited to employees of the Parties, and their subcontractors, and of all other persons performing any part of the work hereunder, arising from any occurrence caused by an negligent act or omission of the indemnifying Party or its subcontractors, or any of them in connection with the work to be performed by such Party under this Contract. The indemnifying Party shall have the right, but not the obligation, to participate in any legal or other proceedings concerning claims for which it is indemnifying under this Article 16 and to direct the defense of such claims. However, with respect to such legal or other proceedings, the indemnifying Party shall pay all expenses (including attorneys fees incurred by the indemnified Party in connection with such legal or other proceedings) and satisfy all judgments, costs or other awards which may be incurred by or rendered against the indemnified Party. The indemnifying Party shall not settle any such claim, legal or other proceeding without first giving thirty
          (30) days prior written notice of the Terms and Conditions of such settlement and obtaining the consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

     16.2 Notwithstanding the foregoing, neither the Contractor nor its subcontractors shall have any liability in Contract or in Tort, for damages to or caused by the Spacecraft after Intentional Ignition (as defined in Paragraph 15.2), and Buyer shall obtain waivers of subrogation rights from Buyer's insurers against Contractor, and affiliates and subcontractors of Contractor.

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------


ARTICLE 17.    SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE

     17.1 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance per Article 9, entitled "Inspection and Acceptance," and is subsequently ordered to be launched within ************* following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned at Contractor's option at Contractor's expense, to Contractor's facility for inspection and refurbishment. Any inspection and refurbishment undertaken by Contractor to meet the requirements of Article 15 entitled, "Spacecraft Warranty," shall be at Contractor's expense, including Spacecraft transit insurance.

     17.2 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance and is subsequently ordered to be launched later than ******* ***** following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned, at HCG's expense, to Contractor's facility for inspection and refurbishment. An equitable adjustment to Contract price for such inspection and refurbishment, to include a *** profit component shall be negotiated by the Parties unless the fact that the launch is scheduled for later than ************ **** is due to Contractor's negligent acts or omissions.

     17.3 If the Spacecraft is returned to Contractor's facility for inspection and refurbishment per the terms of Paragraph 17.2 above, all charges to return such Spacecraft to the Launch Site shall be borne by HCG.

     17.4 If the Spacecraft has not been launched within ************** after its preliminary Acceptance, neither Party shall be further obligated to the other with respect to such Spacecraft. Disposition of such Spacecraft shall be at the option of HCG with costs of such disposition to be borne by HCG.

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                            HUGHES PROPRIETARY DATA
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ARTICLE 18.    PATENT/COPYRIGHT INDEMNITY

     18.1 Contractor shall indemnify and hold HCG harmless against any liability or expense as a result of claims, actions, or proceedings against HCG alleging the infringement of any trademarks, United States Copyright or mask work, United States Letters Patent, any other intellectual property rights, by any article fabricated by Contractor and delivered to HCG pursuant to this Contract as set forth below.

     18.2 Contractor agrees to defend at its own expense any claim, action, proceeding or request for royalty payments or any claim for equitable relief or damages against HCG, its officers, employees, agents, or subsidiaries based on an allegation that the manufacture of any item under this Contract or the use, lease, or sale thereof infringes any United States Letters Patent trademark, United States Copyright or mask work or any other intellectual property right, and to pay any royalties and other costs related to the settlement of such claim, action, proceeding or request and to pay the costs and damages, including reasonable attorney's fees finally awarded as the result of any claim, action or proceeding based on such request, provided that Contractor is given prompt written notice of such request or claim by HCG and given authority and such assistance and information as is available to HCG for resisting such request or for the defense of such claim, action or proceeding. Any such assistance or information which is furnished by HCG at the written request of Contractor is to be at Contractor's expense.

     18.3 In the event that, as a result of any such claim, action, proceeding or request: a) prior to delivery, the manufacture of any item is enjoined; or b) after delivery, the use, lease or sale thereof is enjoined, Contractor agrees to utilize its best effort to either: (1) negotiate a license or other agreement with plaintiff so that such item is no longer infringing; or (2) modify such item suitably or substitute a suitable item therefore, which modified or substituted item is not subject to such injunction, and to extend the provisions of this Article thereto. In the event that neither of the foregoing alternatives is suitably accomplished by Contractor, Contractor shall be

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

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
                            -----------------------

          liable to HCG for HCG's additional costs and damages arising as a result of such injunction; provided however, that in no event shall Contractor's entire liability under this Article exceed ****** **********************************. The existence of one or more claims, actions, proceedings or lawsuits shall not extend such amount.


     18.4 The foregoing indemnity shall not apply to any infringement resulting from a modification or addition, by other than Contractor, to an item after delivery.

     18.5 If the infringement results from the compliance by Contractor with the Buyer's directed designs, specifications or instructions, the Buyer will defend or settle, at its expense, any such suit against the Contractor.

     18.6 The foregoing constitutes the Parties' entire obligation with respect to claims for infringement.

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

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 19.    RIGHTS IN INVENTIONS

     19.1 As used in this Contract, "Program Invention" shall mean any invention, discovery or improvement conceived of and first reduced to practice in the performance of Work under this Contract. Information relating to Inventions shall be treated as proprietary information in accordance with the provisions of this Contract. Rights to inventions conceived solely by Contractor or its employees shall vest completely with Contractor.

     19.2 Contractor shall be the owner of all Program Inventions invented solely by Contractor. Contractor grants Buyer a royalty-free, nonexclusive license in Program Inventions to use Program Inventions solely for the purposes of maintenance and operation of the Satellite and delivered Equipment. Contractor agrees that it will not revoke such license if Buyer is in compliance with the terms of the license.

          19.3.1 In the case of joint Inventions, that is, inventions conceived jointly by one or more employees of both Parties hereto, each Party shall have an equal, undivided one-half interest in and to such joint Inventions, as well as in and to patent applications and patents thereon in all countries.


          19.3.2 In the case of such joint Inventions, Contractor shall have the first right of election to file patent applications in any country, and Buyer shall have a second right of election. Each Party in turn shall make its election at the earliest practicable time, and shall notify the other Party of its decision.

          19.3.3 The expenses for preparing, filing and securing each joint Invention patent application, and for issuance of the respective patent shall be borne by the Party which prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Invention application for patent is filed by either Party in a

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                 country which requires the payment of taxes, annuities,
                 maintenance fees or other charges on a pending application or on an issued patent, the Party which files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees or other charges. If within sixty (60) days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees or other charges, or if either Party subsequently fails to continue such payments within sixty (60) days of demand, it shall forthwith relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the Invention disclosed therein, subject, however, to retention of a paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease and sell apparatus and/or methods under said application and patent.

     19.4 Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees and other charges on such pending application or patent, have the right to grant non-exclusive licenses thereunder and to retain any consideration that it may receive therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the other Party thereunder during the term of any such license.

     19.5 No sale or lease hereunder shall convey any license by implication, estoppel or otherwise, under any proprietary or patent rights of Contractor, to practice any process with such product or part, or, for the combination of such product or part with any other product or part.

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ARTICLE 20.    INTELLECTUAL PROPERTY RIGHTS

     Except as provided in Article 19, neither Party shall acquire any rights with respect to any patent, trademark, trade secret, or any other intellectual property developed or used by the other Party in the performance of this Contract.

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ARTICLE 21.    FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE

     Proprietary Information shall mean any data and information received by one Party from the other Party, which is identified as proprietary in accordance with either of the following methods: (i) if in writing, it shall be marked by the disclosing Party with an appropriate proprietary legend, or (ii) if disclosed orally, it shall be presented by the disclosing Party as Proprietary at the time of disclosure and shall be confirmed by the disclosing Party as Proprietary Information in writing within fifteen (15) days of its initial oral disclosure.

     21.1 The receiving Party agrees to protect such data and information with the same degree of care which the receiving Party uses to protect its own confidential data and information;

     21.2 The receiving Party shall not disclose or have disclosed to third Parties, in any manner or form, or otherwise publish such data and information so long as it remains proprietary without the explicit authorization of the other Party;

     21.3 The receiving Party agrees that it shall use such data and information solely in connection with the performance of Work under this Contract, unless otherwise explicitly authorized by or on behalf of the other Party with the designation of specific data and information and use;

     21.4 The foregoing obligations with regard to such data and information shall exist unless and until such time as:

          21.4.1 Such data and information are to the receiving Party or otherwise publicly available prior to its receipt by the receiving Party without the default of the receiving Party; or

          21.4.2 Such data and information have been lawfully disclosed to the receiving Party by a Third Party which has the right to disclose such data; or

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          21.4.3 Such data and information are shown by written record to have been independently developed by the receiving Party; or

          21.4.4 Such data and information are otherwise available in the public domain without breach of this Contract by the receiving Party; or

          21.4.5 Such data and information are disclosed by or with the permission of the disclosing Party to a Third Party without restriction; or

          21.4.6 Such data and information are released for disclosure in writing by or with the permission of the disclosing Party.

     21.5 Providing HCG shall obtain from its customer(s), a nondisclosure agreement at least as restrictive as this Article 21 and furnishes a copy thereof to Contractor, HCG may disclose any proprietary information to its customer(s) which shall be necessary for HCG and its affiliates to meet its contractual commitments with its customer(s).

     21.6 Any copyrighted material belonging to a Party to this Contract may be copied by the other Party as necessary to enable the receiving Party to perform its obligations under this Contract, provided always that the copyright legend is retained on the material.

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ARTICLE 22.    PUBLIC RELEASE OF INFORMATION

     Neither Party shall issue news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the work performed or to be performed under this Contract by Contractor or its subcontractors, or any employee or consultant of either, without first obtaining the prior written approval of the other Party concerning the content and timing of such release which approval shall not be unreasonably withheld. The initiating Party shall provide such releases to the other Party for review within a reasonable time prior to the desired release date.

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ARTICLE 23.    TAXES

     The price which shall be paid by HCG for the Spacecraft, Documentation and Related Services provided under this Contract does not include any State or local sales or use taxes, or fees or other taxes against real or personal property, however designated, which may be levied or assessed against Contractor. With respect to such taxes, HCG shall either furnish Contractor with an appropriate exemption certificate applicable thereto or pay Contractor, upon timely presentation of invoices therefor, such amounts thereof as Contractor may by law be required to collect or pay. HCG shall be responsible for the payment of all personal property taxes, if any, with regard to goods which are levied upon subsequent to the date of delivery to HCG. HCG shall be responsible for any inventory taxes, state taxes or any other taxes that are assessed to Contractor as a result of storage of the Spacecraft in accordance with Article 31.

     In the event Contractor in the performance of this Contract is required to pay customs, import duties, value-added or sales taxes, commercial card fees, other charges, or taxes, or fees, (collectively, "Assessments") however designated (except for (i) any Assessment based on Contractor's income and (ii) any Assessment incurred as a result of or associated with Contractor's manufacture of the Spacecraft), then HCG will reimburse Contractor for such Assessments within thirty (30) days of written notification by Contractor of payment; provided, however that, Contractor shall used its reasonable best efforts to obtain waivers, exemptions and/or relief from such Assessments when practicable, and HCG shall not be required to pay any Assessment to the extent any such waiver, exemption or relief is pending or has been obtained. Notification shall then be supported by an invoice and attachment(s) evidencing such payment having been made by Contractor.

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ARTICLE 24.    GOVERNING LAW

     This Contract shall be deemed made in the State of California and shall be construed in accordance with the laws of the State of California.

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ARTICLE 25.    TITLES

     Titles given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular article to which the title refers.

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ARTICLE 26.    NOTICES AND AUTHORIZED REPRESENTATIVES

     Any notice or request required or desired to be given or made hereunder shall be in writing and shall be effective if delivered in person or sent by mail or by facsimile as indicated below:

     1.   Hughes Communications Galaxy Inc.
          P.O. Box 9712
          Bldg. A01, M/S 4A467
          Long Beach, California  90810-9928

          Attention:     TBD, Contracts Manager
                     cc: TBD, Director, Systems Engineering &
                         Technology

          Authorized Representative(s):  [TBD]

     2.   Hughes Space and Communications Company
          Post Office Box 92919, Airport Station
          Bldg. S41, M/S A374
          Los Angeles, California  90009

          Attention:  Christine Kung, Contracts Manager
                 cc:  Arnold Neil, Program Manager

          Authorized Representative(s):  [TBD]

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ARTICLE 27.    INTEGRATION

     This document, with Exhibits, constitutes the entire understanding between the Parties with respect to the subject matter of this Agreement and supersedes all previous oral and/or written negotiations, commitments, and understandings of the Parties.

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ARTICLE 28.    CHANGES

     28.1 Any changes requested by Contractor during the performance of this Contract, within the general scope of this Contract, which will add or delete Work, affect the design of the Satellite, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract, shall be submitted in writing ("Change Proposal") to Buyer sixty (60) days prior to the proposed effective date of the change. If such Contractor requested change causes an increase or decrease in the total price or other terms of this Contract, Contractor shall submit a proposal to Buyer detailing the impact of such change.

     28.2 Buyer shall notify Contractor in writing within thirty (30) days after receipt of the requested change and price adjustment, if any, whether or not it agrees with and accepts such Change Proposal. If Buyer agrees with and accepts the Contractor requested Change Proposal, Contractor shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting the Change Proposal shall be incorporated into the Contract. If Buyer does not agree with the Contractor requested Change Proposal, the Parties shall attempt to reach agreement on such Change Proposal. If the Parties are unable to agree on the requested change and price adjustment, then the Parties shall proceed with the performance of this Agreement, as unchanged. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Proposal, accepting all matters other than price, and issue of price shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 32.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract as if the Change Proposal had been accepted; provided, however, that Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 28.4 hereof on the date such amount would have been due and payable had the Change

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          Proposal been accepted, or if the Change Proposal could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by the Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 28.4 hereof. The final change price adjustment achieved either by the Parties, or through an arbitration award shall be paid in accordance with the payment plan agreed by the Parties or, if applicable, by the Arbitrator.

     28.3 Buyer may submit to Contractor in writing (a "Change Order Request") detailing any changes requested by Buyer during the performance of this Contract, within the general scope of the Contract, which will add or delete Work, affect the design of the Satellite, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract. Contractor shall respond to such Change Order Request in writing to Buyer within thirty
          (30) days after such request. If Contractor determines that the change requested by Buyer is feasible and can be made at an additional cost and with no associated delays, then Contractor shall so notify, Buyer and Contractor shall commence implementing such change. If the Contractor determines otherwise, then, Contractor shall submit to Buyer, a proposal detailing the impact of such change and the price adjustment, if any, (the "Change Order Offer"). Buyer shall notify Contractor in writing, within thirty (30) days after receipt of Contractor's Change Order Offer, whether or not it agrees with and accepts Contractor's Change Order Offer. If Buyer agrees with and accepts Contractor's Change Order Offer, Contractor shall immediately proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change shall be incorporated into the Contract. If Buyer does not agree with the Contractor's Change Order Offer, the Parties shall attempt to reach agreement on such Change Order Offer. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Order Offer, accepting all matters other than price, and the issue of price shall be

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          submitted for resolution by arbitration in accordance with the provisions of Paragraph 32.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract as if the Change Order Offer had been accepted; provided however, that the Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 28.4 hereof on the date such amount would have been due and payable had the Change Order Offer been accepted, or if the Change Order Request could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 28.4 hereof. The dispute shall then be resolved by arbitration under the provisions of Article 32, entitled "Disputes." The final change price adjustment achieved either by the Parties, or through an arbitration award shall be paid in accordance with the payment plan agreed by the Parties or, if applicable, by the Arbitrator.

     28.4 Escrow Provisions - Disputed Amounts

          Disputed amounts with respect to any change under this Article 28 shall be paid into an interest bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 32, the Party entitled to the amount or part thereof in escrow, shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of said amount. The placement of disputed amounts into an escrow account shall not relieve either Party of its remaining obligations under this contract.

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                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                             Securities and Exchange Commission


                            HUGHES PROPRIETARY DATA
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ARTICLE 29.  EFFECTS OF STORAGE ON BATTERIES

     For Spacecraft batteries to provide the required minimum twelve (12) years of in-orbit services per Exhibit B, Galaxy X Spacecraft Specification, it is understood that launch must occur within five (5) years from the date of activation of the first battery cell. In the event Buyer directs Contractor to store any deliverable Spacecraft and the period of such storage causes a launch later than five (5) years from the date of activation of that Spacecraft's first battery cell and HCG directs Contractor to install replacement batteries to meet twelve (12) years in-orbit service requirement, then HCG shall pay Contractor its costs plus a **** profit rate.

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ARTICLE 30.    INTER-PARTY WAIVER OF LIABILITY

     30.1 Prior to the time HCG and the Contractor enter the premises at the Launch Site, they each agree that they will not make a claim against each other for an event that occurs at the Launch Site premises involving damage to, loss of, or loss of use of their property or the property of others in their possession, caused by the fault or negligence of the other Party to this Contract, or otherwise caused by any defect in any product manufactured or sold by the other Party to this Contract. Such claims are waived and each Party will bear its own losses. HCG will include a comparable clause in each of its contracts with vendors, subcontractors or customers for services or benefits expected as a result of the launch or orbiting of this Galaxy Satellite. Such comparable clause shall include a requirement to flow the clause down to lower-tier contractors.

     30.2 Notwithstanding any other provisions of this Contract, prior to the time any Party, associated with the Galaxy X launch activities at the Launch Site, shall enter the premises at the Launch Site, such Parties shall be required to sign an Inter-Party Waiver of Liability consistent with that between HCG and the Contractor as incorporated herein under Paragraph 30.1 of this provision or other similar agreement as may be required by the launch agency. Each Party shall have the responsibility to assure that all the Parties associated with the launch of Galaxy X Spacecraft (for which they have control or privity of Contract with hereunder) have executed said Inter-Party Waiver of Liability.

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ARTICLE 31.   SPACECRAFT STORAGE

     31.1 Buyer may, at its option, order Contractor to store, in accordance with the provisions of Exhibit B Galaxy X Spacecraft Specification, the deliverable Spacecraft (including separate storage of Batteries, if needed) for a period of up to two (2) years from the date of their delivery to Buyer. HCG shall provide written notice to the Contractor not later than six (6) months prior to the scheduled delivery of said Spacecraft. Contractor's price for providing storage shall be provided to Buyer in accordance with Article 29, "Changes," (and such price shall be deemed a "Change Proposal" for purposes of Article 29) within 30 days after receipt of Buyer's notice to store such Spacecraft and Contractor shall provide storage facilities. If such storage facilities are unavailable, Contractor and Buyer shall hold discussions to determine a mutually agreed storage arrangement.

     31.2 Six (6) months prior to a stored Spacecraft's scheduled launch date, Buyer shall, by notice in writing, order the Contractor to remove said Spacecraft from storage and ship it to a Launch Site designated by Buyer. The cost for storage and additional transportation costs exceeding that required to transport the Spacecraft to the FOB point specified herein, shall be borne by Buyer. These will be in addition to any charges which become the obligation of the Buyer per Article 17 herein entitled "Spacecraft Not Launched Within Six Months After Acceptance."

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ARTICLE 32.    DISPUTES

     32.1 Disputes

          32.1.1 In the event any dispute arises between the Contractor and the Buyer relating to this Contract, either Party may give written notice to the other of its objections and reasons therefore. The Contractor and Buyer shall consult in an effort to reach a mutual agreement to resolve such dispute. In the event a mutual agreement cannot be reached within fifteen (15) days after receipt of this notice, the respective positions of the Parties shall be forwarded to Contractor and Buyer's respective Executive Offices for discussions and they shall attempt to reach a mutual agreement to resolve such dispute within another fifteen (15) day period.

     32.2 Arbitration of Disputes

          32.2.1 Grounds for Arbitration and Notice Requirement. Any dispute,
                 ----------------------------------------------
                 disagreement, controversy or claim arising out of or relating to this Contract or the interpretation thereof or any arrangements relating thereto, or the validity or enforceability thereof, or contemplated therein or the breach, termination or invalidity thereof which is not settled to the mutual satisfaction of the Parties in accordance with Paragraph
                 32.1 above, then it shall be settled exclusively and finally by binding arbitration, after written notice by either Party. Arbitration of such disputes in accordance with this Article 32 shall be the Parties' exclusive remedy.

         32.2.2  Administration and Rules. Arbitration proceedings in connection
                 ------------------------
                 with the Agreement shall be administered by the American Arbitration Association in accordance with its then in effect Commercial Arbitration Rules, together with any relevant supplemental rules including but not limited to its Supplementary Procedures for Large, Complex Disputes, as modified by the terms and conditions of the Agreement. With respect to the

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                 selection of arbitrators, arbitration proceedings in connection with this Agreement shall be conducted before a panel of three
                 (3) arbitrators. Within fifteen (15) days after the commencement of arbitration, each Party shall select from a list of qualified persons one person to serve as an arbitrator on the panel, and within ten (10) days of their selection, the two arbitrators shall select a third arbitrator who is listed as an active member of the American Arbitration Association at the time that arbitration proceedings commence. If the two arbitrators selected by the respective Parties are unable or fail to agree upon the third arbitrator in the allotted time, then the third arbitrator shall be selected by the American Arbitration Association.

          32.2.3 Place of Arbitration. The place of arbitration shall be in Los
                 --------------------
                 Angeles, California, U.S.A.

          32.2.4 Discovery. The arbitrators shall have the discretion to order
                 ---------
                 a pre-hearing exchange of information by the Parties, including without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of the Parties.

          32.2.5 Award and Judgment. The arbitrators shall have no authority to
                 ------------------
                 award punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. Subject to the foregoing, the Parties agree that the judgment of the arbitrators shall be final and binding upon the Parties and that the judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          32.2.6 Confidentiality. No Party or arbitrator may disclose the
                 ---------------
                 existence, content, or results of any arbitration proceedings in connections with this Agreement without prior written consent of all Parties to the arbitration proceeding.

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          32.2.7 Fee and Expenses. All fees and expenses of any arbitration
                 ----------------
                 proceedings in connection with this Agreement shall be borne by the losing Party. However, each Party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of evidence.

          32.2.8 Performance. Contractor and Seller shall continue with
                 -----------
                 performance under this Agreement during any disagreement, negotiation, or arbitration.

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ARTICLE 33.    ASSIGNMENT

    33.1 Neither Party shall assign, or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of the other Party except that either Party may assign or transfer any of its rights, duties or obligations under this Contract, either in whole or in part, to its parent company, subsidiary or affiliate/1/ in which the assigning Party has a controlling interest thereof. In addition, notwithstanding anything in this Article 33 to the contrary, the consent of Contractor shall not be required for, and Paragraph 33.2 shall not apply to, any assignment of this Contract from HCG to Magellan International, Inc. (which currently contemplates changing its name to PanAmSat Corporation), or an affiliate thereof, in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Reorganization dated as of September 20, 1996 by and among Buyer, Magellan International, Inc., Pan Am Sat Corporation and certain affiliates of Buyer.


          Neither Party shall unreasonably withhold consent to any assignment or transfer providing that the requesting Party can demonstrate to the other Party's satisfaction that:

          (1) its successor or assignee possesses the financial resources to fulfill the obligations of this Contract; and

          (2) any such assignment or transfer shall not jeopardize any data rights or competitive position, or violate laws related to export or technology transfer, or otherwise increase the other Party's risks or obligations.

          If the requesting Party cannot so demonstrate, both Parties agree to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate the above risks and/or bring this Contract into conformance with applicable laws.

/1/ Affiliate: An "affiliate" of, or a person "affiliated" with, a specified
    ---------
       person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                                       54


                                                                   HCG  /s/ HEM
Galaxy X Acquisition Agreement                                         ---------
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

     33.2 The Parties agree that in the event that the ownership or control of HCG or HSC is changed, the Parties reserve the right to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate any additional risks, financial or otherwise, which may be brought about by such change in ownership or control.

     33.3 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

                                       55


                                                                   HCG  /s/ HEM
Galaxy X Acquisition Agreement                                         ---------
Executed Copy 3/20/97           Hughes Proprietary                 HSC  /s/ GWC
                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 34.    LIMITATION OF LIABILITY

     34.1 The Parties to this Contract expressly recognize that commercial space ventures involve substantial risks and recognize the commercial need to define, apportion and limit contractually such risks associated with this commercial space venture. The payments and other remedies expressly set forth in this Contract fully reflect the Parties' negotiations, intentions and bargained-for allocation of such risks associated with commercial space ventures.


     34.2 In no event shall the Parties be liable for any direct, indirect, incidental, special, contingent or consequential damages (including, but not limited to, lost revenues or profits), except as expressly provided for in this Agreement. This Article shall survive the expiration or termination of this Contract for whatever cause.

                                       56


                                                                   HCG  /s/ HEM
Galaxy X Acquisition Agreement                                         ---------
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                                                                       ---------

                            HUGHES PROPRIETARY DATA
                            -----------------------

ARTICLE 35.    EFFECTIVE DATE OF CONTRACT

The effective date of this Contract No. 96-HCG-001 shall be 1, September, 1995.
                                                            -  ---------  ----

IN WITNESS WHEREOF, the Parties hereto have executed this Contract No. 96-HCG-001 to become effective upon the date specified in this Article 34, herein entitled, "Effective Date of Contract."


HUGHES SPACE & COMMUNICATIONS COMPANY
-------------------------------------


SIGNATURE: /s/ Gregory W. Chapluk
           ----------------------

NAME:   Gregory W. Chapluk
        -------------------------

TITLE:  Department Manager, Commerical/International Contracts
        ------------------------------------------------------

DATE:   20 March 1997
        -------------------------


HUGHES COMMUNICATIONS GALAXY, INC.
----------------------------------


SIGNATURE: /s/ H.E. McDonnell
           -----------------------

NAME:   H.E. McDonnell
        -------------------------

TITLE:  Executive Vice President
        -------------------------

DATE:   20 March 1997
        -------------------------

                                       57
                                                                   HCG
Galaxy X Acquisition Agreement                                         ---------
Executed Copy 3/20/97           Hughes Proprietary                 HSC
                                                                       ---------